UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2024

THE CORETEC GROUP INC.
(Exact name of registrant as specified in its charter)

Oklahoma	000-54697	73-1479206
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

333 Jackson Plaza, STE 460, Ann Arbor MI	48103
(Address of Principal Executive Offices)	(Zip Code)

(866) 916-0833
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry Into A Material Definitive Agreement

Closing of the Share Exchange Agreement

On August 21, 2024 (the “Closing Date”), The Coretec Group, Inc. (the “Company”) closed the transaction contemplated by that certain Share Exchange Agreement, dated March 1, 2024 (the “Agreement”), by and between the Company, Core Optics, LLC, a Virginia limited liability company (the “Core Optics”), Core Optics Co., Ltd., a Republic of Korea corporation (“Operating Subsidiary”) and Core SS LLC, a Virginia limited liability company (the “Member”), as amended by the Amendment to the Share Exchange Agreement dated June 27, 2024 (the “Amendment”), and as further amended by the Second Amendment to the Share Exchange Agreement dated July 31, 2024 (the “Second Amendment” and together with the Agreement and the Amendment, the “Transaction Documents”). Pursuant to the Transaction Documents, the Member agreed to sell all its membership interests in Core Optics to the Company in exchange for the Company’s issuance of the Company’s Series C Convertible Preferred Stock to the Member (the transaction, the “Exchange”). Core Optics became a wholly-owned subsidiary of the Company and the Member beneficially owns approximately 80% of the Company’s common stock on a fully-diluted basis. The holders of 80% of the Company common stock on a fully-diluted basis will be unable to sell that stock for a period of six months under the terms of a lock-up agreement reached between the parties.

Upon the closing of the Transaction Documents, Core Optics became a wholly owned subsidiary of the Company. Accordingly, the Company, through its subsidiary Core Optics, will continue the existing business operations of both Coretec and Core Optics.

The foregoing descriptions of the Transaction Documents do not purport to be complete and are qualified in their entirety by reference to the complete text of (i) the Share Exchange Agreement, which is filed as Exhibit 10.1 hereto, (ii) the Amendment, which is filed as Exhibit 10.2 hereto, (iii) the Second Amendment, which is filed as Exhibit 10.3 hereto, and (ii) the form of Lockup Agreement attached as an exhibit to the Share Exchange Agreement, each of which is incorporated herein by reference.

Management/Board Changes. Victor Keen and Simon Calton resigned as the Co-Chairmen of the Company, Simon Calton also resigned as a Director of the Company, Matthew Kappers resigned as the Chief Executive Officer and as a Director of the Company, and Ron Dombrowski resigned as a Director of the Company. The resignations were confirmed by each of the members on August 21, 2024 and were not as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

The following persons were appointed as executive officers and directors of the Company:

Name	Title(s)
Dr. Seon Kee Kim	Director, Chief Executive Officer
Ho Seok (Roberto) Kim	Chief Financial Officer
David Lee	Director
Victor Keen	Director (Mr. Keen resigned as Co-Chairman, and remains on the Board as a Director)

Dr. Seon Kee Kim, age 64, will serve as the Chief Executive Officer and Chairman of the Board, effective August 21, 2024. Dr. Kim is a seasoned professional who currently holds the position of Chief Operating Officer at K Energy Solutions since January 2018, where he has been instrumental in driving strategic initiatives, overseeing global operations, and leading the company’s expansion into renewable energy markets. He lectured in financial engineering and risk management in Korea from 2000 to 2005. Between 2005 and 2017, he led FIST Global, a top financial engineering firm, and played a pivotal role in overseeing their LFP battery production. He is now spearheading the establishment of a Gigafactory in the U.S., which is focused on innovative energy solutions. Dr. Kim began his career as a researcher at Korea Electric Power Technology Co., Ltd., and later pursued advanced finance studies at NYU's Stern School of Business, where he earned his Ph.D.

David Lee, age 59, will assume the role of Director on the Board, effective August 21, 2024. Mr. Lee brings over 30 years of distinguished experience in brand management, marketing, and operations. Notably, he has led Sleet & Company, LA as President since 2015. During this time, he has not undertaken any additional relevant roles. His contributions to the food and beverage sector have been substantial, particularly in enhancing strategic partnerships and strengthening investor relations. From 2001 to 2015, Mr. Lee served as President of Wireless Republic L.L.C., where he adeptly managed retail operations across multiple states within the USA, significantly improving performance through data analysis and team development. In the real estate sector, Mr. Lee was instrumental in driving development and fostering team growth as President of United Brokers L.L.C. from 1999 to 2008. His educational background, including a design degree from Parsons School of Design and a Master's in Costume History from NYU, has further enriched his innovative leadership approach across various sectors

Ho Seok (Roberto) Kim, age 47, will serve as the Chief Financial Officer (CFO) of the Company, effective August 21, 2024. Mr. Kim has a robust career in finance and consulting, focusing on growth capital for emerging companies based in East Asia. He managed the finances of a corporation called Creed 627 from 2019 to 2022 and served as the COO of isMedia from 2023 until March 2024. He has been serving as the CEO of Core Optics Co., Ltd. since April 1, 2024. With over a decade of experience, he is adept at private capital, IPOs, and M&A, facilitating transactions across various industries, managing large equity deals, and specializing in financial strategies. Recently, he has played a significant role in the battery storage sector, leading fundraising efforts and strategic partnerships related to this technology. He holds a B.S. from Hanyang University.

Victor Keen, age 82, who has been a member of the Board since November 2007, will continue to serve on the Board as a Director. He has served as the Company’s CEO from 2013 to 2016. Mr. Keen is a graduate of Harvard Law School and Trinity College. He is currently of-counsel at Duane Morris LLP, an international law firm with over 20 offices worldwide, where until 2011 he was the Chair of its Tax Practice Group. Mr. Keen has been an active investor in a number of private companies, both start-up and later stage, including Lending Tree; Circle Lending, Inc., now part of Richard Branson’s Virgin Group; Bantam Pharmaceutical LLC, a biotechnology company, co-founded in 2015 by Mr. Keen, focusing on the discovery and development of innovative cancer therapies; and Retirement Clearinghouse LLC, a company involved in the matching of individual IRA/pension accounts with appropriate managers. In addition, he is an investor and former board member in publicly traded Research Frontiers, Inc., inventor, and licensor of “smart glass” technology. Mr. Keen also owns and co-manages a four-state commercial real estate portfolio.

Common Stock Private Placement

On August 21, 2024, the Company countersigned and closed on a private placement pursuant to a subscription agreement with certain accredited investors, pursuant to which subscription agreement the Company agreed to issue and sell to the investors an aggregate of 29,000,000 shares of common stock of the Company at a purchase price of $0.01 per share, for an aggregate purchase price of $290,000 (the “Private Placement”). The shares issued pursuant to the Private Placement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the availability of an exemption from such registration.

The foregoing description of the subscription agreement is a summary and is qualified in its entirety by reference to the full text of the subscription agreement, a form of which is filed as Exhibit 10.4 to this Current Report and is incorporated herein by reference,

Issuance of Convertible Promissory Note

On August 21, 2024, the Company issued an unsecured convertible promissory note, to Victor Keen, a director and affiliate of the Company, in the aggregate principal amount of $40,000 (the “Note”). The maturity date of the Note is 18 months from the date of issuance. Interest on the unpaid principal balance of the Note accrues at 8% per annum, payable on maturity. The Note is subject to a mandatory conversion provision. The Note shall automatically convert into, and Mr. Keen shall be issued warrants purchase up to 12,500,000 shares of common stock of the Company at an exercise price equal to $0.007 (which price was negotiated using the approximate average closing price of the Company’s common stock for the ten prior trading days of Mr. Keen’s funding of the Note). The Warrants shall be exercisable for a period of five (5) years from the date of issuance and are attached as an annexure to the Note. On August 21, 2024, pursuant to the automatic conversion provisions under the Note and a similar Note issued to Mr. Keen in June 2024, issued in full conversion of such notes warrants to purchase up to 78,125,000 and 12,500,000 shares of Common Stock at a purchase price of $0.007 per share.

The foregoing description of the Note and Warrants is a summary and is qualified in its entirety by reference to the full text of the Note and Warrants exhibited thereunder, a copy of which is filed as Exhibit 10.5 to this Current Report and is incorporated herein by reference.

Settlement of DAF Note

As previously disclosed on October 15, 2019, the Company issued a Promissory Note dated October 4, 2019 to Carlton James Diversified Alpha Fund SP, a segregated portfolio of Navigator Global Fund Manager Platform SPC (“Lender” and the note the “DAF Note”), pursuant to a Credit Agreement dated October 4, 2019, and the subsequent letter of variation signed on October 4, 2020 by and between the Company and the Lender. The Company also issued warrants to purchase up to 3,000,000 shares of Company’s shares of common stock. The exercise date on the warrants will expire on October 4, 2024. As of the date of this Current Report on form 8-K the Lender has not exercised any warrants.

On August 20, 2024, the Company entered into a Letter Agreement with the Lender (the “Letter Agreement”). Pursuant to the Letter Agreement, the Company and Lender agreed to settle the entire principal amount and the accrued and unpaid interest amounts due to the Lender under the Note. The Company will issue 123,882,504 shares of common stock of the Company and 34,455,536 pre-funded warrants to purchase shares of common stock of the Company, for the settlement of the Note in full. Following the delivery of the shares and pre-funded warrants to the Lender, the Lender will relinquish all rights, title and interest in the DAF Note, and the Note will be settled.

The foregoing description of the Letter Agreement is a summary and is qualified in its entirety by reference to the full text of the Letter Agreement, a copy of which is filed as Exhibit 10.6 to this Current Report and is incorporated herein by reference.

Conversion of Series A Preferred Stock

The Company and the majority holders of the issued and outstanding shares of the Series A Preferred Stock of the Company, par value $0.0002 per share (the “Series A Stock”), have entered into a consent and waiver letter dated August 20, 2024 to amend the certificate of designation for the Series A Stock, and (i) waive the right of Series A Preferred Stockholders to receive the Preference Amount under Section 6(a) of the Series A Certificate of Designation, (ii) waiving any right to receive any dividends as a result of any ownership of such Series A Preferred Stock, and (iii) agreeing to the treatment of the Exchange (as defined in Item 1.01 above) as a mandatory conversion event. On August 21, 2024, the Company issued an aggregate of 23,000,000 shares of its common stock to the Series A Preferred Stockholders, for the mandatory conversion of the Series A Stock.

The foregoing description of the consent and waiver letter is a summary and is qualified in its entirety by reference to the full text of the consent and waiver letter, a copy of which is filed as Exhibit 10.7 to this Current Report and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth in Items 1.01 of this Current Report on Form 8-K is incorporated herein by reference, to the extent required herein. Effective on the Closing Date, pursuant to the Share Exchange Agreement, Core Optics became a wholly-owned subsidiary of Coretec. The acquisition of Core Optics is treated as a reverse acquisition, and the business of Core Optics became the business of the Company. References to “we,” “us,” “our” and similar words refer to the Company and its subsidiaries after giving effect to the reverse acquisition. References to “Coretec” refer to the Company and its business prior to the reverse acquisition. The Company’s corporate headquarter is located at 333 Jackson Plaza, STE 460, Ann Arbor MI, and the telephone number at such address is (866) 916-0833.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks, uncertainties, and assumptions that are difficult to predict. All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding future events, our future financial performance, business strategy, and plans and objectives of management for future operations, are forward-looking statements. The Company has attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” or “should,” or the negative of these terms or other comparable terminology. The forward-looking statements made herein are based on the Company’s current expectations. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various important factors. The forward-looking statements made herein are based on the Company’s current expectations, assumptions, and projections, which could be incorrect. The forward-looking statements made herein speak only as of the date of this Current Report on Form 8-K and the Company undertakes no obligation to update publicly such forward-looking statements to reflect subsequent events or circumstances, except as otherwise required by law.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Items 1.01 and 5.02 of this Current Report on Form 8-K is incorporated herein by reference, to the extent required herein. Based in part upon the representations of the purchasers to the Company, including that they are an “accredited investor” as defined under Rule 501(a) of Regulation D, the shares of Common Stock issuable upon exercise of the securities thus issued, will be exempt from registration under the Securities Act.

Item 3.03 Material Modification to Rights of Security Holders.

On August 21, 2024, the Company received the consent of the majority holders of the issued and outstanding shares of Series A Preferred Stock for: (i) the waiver of the right of Series A Preferred Stockholders to receive the Preference Amount under Section 6(a) of the Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock, and (ii) waiving any right to receive any dividends as a result of any ownership of such Series A Preferred Stock, and (iii) agreeing to the treatment of the Exchange (as defined in Item 1.01 above) as a mandatory conversion event. On August 21, 2024, the Company issued an aggregate of 23,000,000 shares of its common stock to the Series A Preferred Stockholders, for the mandatory conversion of the Series A Stock.

Item 5.01 Change in Control of Registrant

The information set forth in Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated herein by reference, to the extent required herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Management

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference, to the extent required herein.

Compensation paid to former Chief Executive Officer

On August 21, 2024, Mr. Matthew Kappers was issued 3,750,000 shares under the Company’s 2023 Equity Incentive Plan, in lieu of cash payment for accrued liabilities owed to Mr. Kappers and for services through July 31, 2024.

Item 5.03 Amendments to Articles of Incorporation or Bylaw; change in Fiscal Year.

On August 21, 2024, in connection with the Share Exchange Agreement, the Company filed a Certificate of Designation, authorizing and designating 10,000,000 shares of the Company’s Series C Convertible Preferred Stock, par value $0.0002 per share (the “Series C Stock”), with the Oklahoma Secretary of State. Each share of the Series C Stock has a stated value of $3.00. Each holder of the Series C Stock shall be entitled to a number of votes equal to shares of the Company’s common stock into which such Series C Stock are then convertible, disregarding, for such purposes, any limitations on conversion. However, the holders are not entitled to receive any dividend rights.

The Series C Stock is convertible, at the option of the holders and, in certain circumstances, by the Company, into shares of common stock. Each share of the Series C Stock may be converted into Two Hundred Thirty (230) shares of common stock of the Company, subject to terms and conditions and limitations as set forth in the Certificate of Designation for the Series C Stock.

The information set forth in this Item 5.03 is qualified in its entirety by reference to the Series C Certificate of Designation, which is incorporated herein by reference and attached hereto as Exhibit 3.1.

Item 7.01 Regulation FD Disclosure

On August 22, 2024, The Coretec Group Inc. (the “Company”) issued a press release announcing the transactions described in Items 1.01, 2.01, 3.03 and 5.02 above, and as incorporated herein by reference, along with other operational updates.

A copy of the above-mentioned press release is attached herewith as Exhibit 99.1.

Item 9.01 Financial Statements And Exhibits.

a)
Financial Statements of Businesses Being Acquired

The financial statements required by this Item, with respect to the acquisition described in Items 1.01 and 2.01 herein, will be filed as soon as practicable, and in any event not later than the prescribed number of days for such filing.

b)
Pro Forma Financial Information

The pro forma financial information required by this Item, with respect to the acquisition described in Item 2.01 herein, will be filed as soon as practicable, and in any event not later than the prescribed number of days for such filing.

d)	Exhibits

Exhibit No.	Description
3.1	Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock, dated August 21, 2024
10.1	Share Exchange Agreement, dated March 1, 2024 (incorporated herein by reference to Exhibit 10.1 of the Current Report on Form 8K filed with the SEC on March 6, 2024)
10.2	Amendment to the Share Exchange Agreement, dated June 27, 2024 (incorporated herein by reference to Exhibit 10.1 of the Current Report on Form 8K filed with the SEC on June 28, 2024)
10.3	Second Amendment Agreement, dated July 31, 2024 (incorporated herein by reference to Exhibit 10.1 of the Current Report on Form 8K filed with the SEC on August 5, 2024)
10.4	Form of Subscription Agreement
10.5	Form of Note (incorporated herein by reference to Exhibit 10.2 of the Current Report on Form 8K filed with the SEC on June 18, 2024)
10.6	Letter Agreement dated August 20, 2024 by and between the Company and Carlton James Diversified Alpha Fund SP, a Segregated Portfolio of Navigator Global Fund Manager Platform SPC
10.7	Consent and Waiver letter dated August 20, 2024
99.1	Press Release dated August 22, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Coretec Group Inc.
Date: August 22, 2024
	By:	/s/ Ho Seok (Roberto) Kim
	Name:	Ho Seok (Roberto) Kim
	Position:	Chief Financial Officer